CONSENT OF INDEPENDENT AUDITORS



     We hereby consent to the use in the First Amendment to the Registration Statement on Form SB-2 of our report dated August 15, 2002, related to the consolidated financial statements of Spongetech Delivery Systems, Inc. for the year ended May 31, 2002, and to the reference to our firm under the caption "Experts" in the Prospectus.




                                         /s/DDK & Company LLP
                                            DDK & Company LLP


New York, New York
January 13, 2003